UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 25, 2002


                   Farmer Mac Mortgage Securities Corporation
                   ------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                     333-80805                 52-1779791
  ---------------------------         ------------            --------------
 (State or other jurisdiction         (Commission              (IRS Employer
         of incorporation)           File Number)            Identification No.)


        1133 21st Street, N.W.                        20036
          Washington, D.C.                           -------
      --------------------------                    (Zip Code)
       (Address of principal
         executive offices)


       Registrant's telephone number, including area code: (202) 872-7700

                                    No Change
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-80805) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $15,392,745 in aggregate principal amount of its Guaranteed Agricultural Mortgage-Backed Securities, Farmer Mac II Trust 2002-A Class A Certificates (the "Certificates") on January 25, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, in connection with the Prospectus dated June 27, 2001 and the Prospectus Supplement dated January 25, 2002, to file a copy of the Issue Supplement, attached hereto as Exhibit 4.4.3.

     The Certificates were issued pursuant to a Trust Agreement (filed as Exhibit 4.4 to the Registration Statement) dated as of March 31, 2000 between Federal Agricultural Mortgage Corporation, as Issuer and Trustee, and Farmer Mac Mortgage Securities Corporation, as Depositor, as supplemented by an Issue Supplement between Federal Agricultural Mortgage Corporation, as Issuer and Trustee, and Farmer Mac Mortgage Securities Corporation, as Depositor, dated as of December 31, 2001.




Item 7.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

           4.4.3 Issue Supplement dated as of December 31, 2001 between Federal Agricultural Mortgage Corporation, as Issuer and Trustee, and Farmer Mac Mortgage Securities Corporation, as Depositor.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                   CORPORATION



                                    By:  /s/ Nancy E. Corsiglia
                                       ---------------------------
                                        Name:   Nancy E. Corsiglia
                                        Title:  Vice President




Dated:      February 8, 2002

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

4.4.3                        Issue Supplement                         5

                                                                 EXHIBIT 4.4.3

                                                                EXECUTION COPY




                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                                ISSUE SUPPLEMENT

                          Dated as of December 31, 2001

                            TO MASTER TRUST AGREEMENT
                           Dated as of March 31, 2000

                                       for

               GUARANTEED AGRICULTURAL MORTGAGE-BACKED SECURITIES

   Series Designation                                             Issue Date
   ------------------                                             ----------
   Farmer Mac II Trust 2002-A                                  January 25, 2002

     THIS ISSUE SUPPLEMENT accompanies and supplements a certain Master Trust Agreement, dated as of March 31, 2000 (the "Trust Agreement"), among the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac") as issuer (in such capacity, the "Issuer") and trustee (in such capacity, the "Trustee") and Farmer Mac Mortgage Securities Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Depositor"). Unless otherwise specified, certain capitalized terms are defined in such Trust Agreement and shall have the meanings so defined.

     The collective terms of such Trust Agreement and this Issue Supplement shall govern the composition of the Trust Fund, the beneficial ownership of which is evidenced by the Series of Certificates having the above designation, and have no applicability to any other Trust Fund. If any provision of this Issue Supplement conflicts with or contradicts a provision of the Trust Agreement, the provisions of this Issue Supplement shall control.

     The Depositor does hereby transfer, assign, set over and otherwise convey to the Trustee for the Holders of Certificates evidencing beneficial ownership interests in the Trust Fund established hereby (i) all of the Depositor's right, title and interest in and to the Guaranteed Portions identified in the Guaranteed Portion Schedule attached as Schedule I hereto, (ii) all of the Depositor's right, title and interest in and to all payments of principal received and interest thereon accrued and received after December 31, 2001 (the "Cut-Off Date"), and (iii) all of the Depositor's rights, as assignee of Farmer Mac, under each Final Guaranteed Portion Assignment providing for the sale of the Guaranteed Portions identified in the Guaranteed Portion Schedule attached as Schedule I hereto.

      Section 1.  Certain Defined Terms Redefined.
                  -------------------------------

     The term "Initial Deposit" defined in Section 1.01 of the Trust Agreement shall not apply to the Series of Certificates authorized hereby. The following terms defined in Section 1.01 of the Trust Agreement are modified to have the following meanings for the Series of Certificates authorized hereby:

     Certificate: A Guaranteed Agricultural Mortgaged-Backed Security, Series Farmer Mac II Trust 2002-A, which shall be issued in book-entry form and maintained in the name of a record owner as an entry on the books of the FRBNY under a designation specifying the Series, Class and Denomination thereof.

     Collection Period: As to any Distribution Date, the second calendar month preceding the month of such Distribution Date, except that the first Collection Period will begin on the Cut-off Date and end on January 31, 2002.

     Distribution Date: As to the Certificates, the 15th day of each month (or if such 15th day is not a Business Day, the Business Day immediately following), beginning March 15, 2002.

     Guaranteed Portion Schedule: The schedule attached as Schedule I to this Issue Supplement.

     Principal Distribution Amount: With respect to a particular Distribution Date, all payments of principal (including any Balloon Payments, Principal Prepayments and any Purchase Proceeds allocable to principal) received on the Guaranteed Portions during the related Collection Period, plus, with respect to the Final Distribution Date, any amounts of ultimate principal paid by Farmer Mac under the Farmer Mac Guarantee.

    Section 2.  Defined Terms Applicable to Issue Supplement.
                --------------------------------------------

     Whenever used in the Trust Agreement or this Issue Supplement, the following words and phrases shall have the following meanings:

     Administration Fee Rate:  The per annum rate of 0.14%.

     Closing Date:  January 25, 2002

     Cut-Off Date:  December 31, 2001.

     Guarantee Fee Rate:  The per annum rate of 0.25%.

     Seller: Each Lender that originated a Guaranteed Loan related to the Guaranteed Portions in the Trust Fund.

   Section  3.   Class   Designation   of   Certificates;   Distributions   on
                 Certificates.
                 ---------------------------------------------------------------

     The Series of Certificates authorized by the Trust Agreement and this Issue Supplement shall have the terms and provisions hereinafter set forth. The Class designation, original Class Certificate Principal Balance and Final Distribution Date shall be as follows:

                        Original Class
        Class            Certificate            Final Distribution
     Designation      Principal Balance                Date
     -----------      -----------------         -------------------
          A              $15,392,745             February 15, 2027


     On each Distribution Date, Farmer Mac shall distribute the Certificate Distribution Amount to the Certificateholders as of the related Record Date. Amounts distributed in respect of clause (b) of the definition of Certificate Distribution Amount shall be applied in reduction of the Certificate Principal Balance of the Certificates. All distributions of the Certificate Distribution Amount shall be applied on a pro rata basis among the Certificates.

     IN  WITNESS   WHEREOF,   the  parties  hereto  hereby  execute  this  Issue
Supplement, as of the day and year first above written.

                                                 FEDERAL AGRICULTURAL
                                                   MORTGAGE CORPORATION,
                                                 as Issuer and Trustee

[SEAL]
                                          By:   /s/ Nancy E. Corsiglia
                                             ---------------------------------
Attest:     /s/ Stephen P. Mullery           Name:   Nancy E. Corsiglia
             -----------------------                --------------------------
                                             Title:  Vice President - Finance
                                                    --------------------------


                                                 FARMER MAC MORTGAGE
                                                   SECURITIES CORPORATION
                                                 as Depositor

[SEAL]
                                          By:   /s/ Nancy E. Corsiglia
                                             ---------------------------------
Attest:     /s/ Stephen P. Mullery           Name:   Nancy E. Corsiglia
            ------------------------                --------------------------
                                             Title:  Vice President
                                                    --------------------------

                                         SCHEDULE I--GUARANTEED PORTION SCHEDULE

         Guaranteed
           Portion
 Loan     Principal                                                                                                     Interest
 Type   Balance as of       Amortization           Maturity    Payment     Prepayment Penalty                             Rate
           12/31/01             Type                 Date     Frequency          Type           Interest Rate Index      Margin
 CF     $4,950,000.00       25 year regular        12/01/26    Monthly            N/A           N/A                       N/A
 B&I     2,850,745.33       25 year regular        02/01/24    Monthly    1,2,3,4,5,6,7,8,9,10  Farmer Mac 5 year COFI   1.00%
 B&I     3,092,000.00       25 year regular        12/01/26    Monthly         5,4,3,2,1        Prime Rate               0.00%
 B&I     4,500,000.00  1 year I/O; 9 year regular  06/01/11    Monthly          3,3,2,1         Prime Rate               1.00%




              Gross
             Interest   Net Interest
Servicing   Rate as of   Rate as of     Accrual      Accrual
  Fee        12/31/01    12/31/01(1)    Method        Basis
  0.500%       7.500%       6.610%       Simple      Actual/360
  1.350%      7.000%(2)     5.260%       Simple     Actual/Actual
  2.125%      5.000%(3)     2.485%       Simple      Actual/360
  3.020%      5.750%(3)     2.340%       Simple      Actual/360

     1 The Net Interest Rate is the Gross Interest Rate reduced by (1) the applicable per annum servicing fee, (2) a Guarantee Fee of 0.25% per annum and (3) an Administration Fee of 0.14% per annum.

     2 Interest Rate adjusts on January 1, 2007 and every five years thereafter

     3 Interest Rate adjusts on January 1, 2002 and on the first day of each calendar quarter thereafter.